FORM 8-K - CURRENT REPORT
                (As last amended in Rel. No. 34-36968, eff. 8/13/92)

                                    UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934
                  Date of Report (Date of earliest event reported):

                                  September 4, 1996

                         MRI BUSINESS PROPERTIES FUND, LTD.
               (Exact name of registrant as specified in its charter)

                     California           0-13104           94-2919856
           (State or other jurisdiction (Commission      (I.R.S. Employer
               of incorporation or      File Number)      Identification
                  organization)                              Number)

             One Insignia Financial Plaza
                Post Office Box 1089
              Greenville, South Carolina                      29602
          (Address of Principal Executive Office)           (Zip Code)

                                   (864) 239-1000
                 Registrant's telephone number, including area code
                                         N/A
            (Former name or former address, if changed since last report)



          Item 2. Acquisition or Disposition of Assets

               The Registrant sold Priest Office Building on September 4, 1996. Priest Office Building was sold to S & S Realty, L.L.C., an unrelated party, for $1,675,000.

               The Registrant is currently evaluating its cash needs to determine what portion of the net proceeds can be distributed to its partners in the near future.



          Item 7. Financial Statements and Exhibits

          (b)     Pro forma financial information

            The required pro forma financial information will be provided in the Registrant's Annual report on Form 10-K for the year ended September 30, 1996.




                                      SIGNATURE

            In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     MRI BUSINESS PROPERTIES FUND, LTD.

                                     BY:  Fox Realty Investors
                                          Its Managing General Partner

                                     BY:  /s/ William H. Jarrard, Jr.
                                          William H. Jarrard, Jr.
                                          President and Director

                                     DATE: September 23, 1996